UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) April 27, 2000


                                CenturyTel, Inc.

             (Exact name of registrant as specified in its charter)


       Louisiana                     1-7784                     72-0651161
    (State or other             (Commission File              (IRS Employer
    jurisdiction of                  Number)                Identification No.)
    incorporation)

        100 Century Park Drive, Monroe, Louisiana                71203
         (Address of principal executive offices)             (Zip Code)


    Registrant's telephone number, including area code      (318) 388-9000



Item 5.   Other Events

   The following press release was issued by CenturyTel,Inc. on April
27, 2000:



FOR IMMEDIATE RELEASE               FOR MORE INFORMATION CONTACT:
April 27, 2000                      Jeffrey S. Glover (318) 388-9648
                                    jeff.glover@centurytel.com


CenturyTel's Revenues from Recurring Operations Rise 9 Percent
--------------------------------------------------------------

Monroe, LA. . . CenturyTel, Inc. (NYSE Symbol: CTL) announces operating results for first quarter 2000.

o Revenues from recurring operations were $412.9 million.

o Net income from recurring operations was $48.0 million.

o Diluted earnings per share from recurring operations were $.34.

o Earnings from recurring operations before interest, taxes, depreciation and amortization were $202.6 million.

--------------------------------------------------------------------------------
First Quarter Highlights,
excluding the effect of
asset divestitures and                    Quarter Ended  Quarter Ended  % Change
nonrecurring gains and losses               3/31/00        3/31/99
--------------------------------------------------------------------------------
                                        (In thousands, except per share amounts)

Revenues                                   $    412,863    $   378,117     9.2%
EBITDA (1)                                 $    202,636    $   207,176    (2.2%)
Net Income (2)                             $     48,014    $    52,307    (8.2%)
Diluted Earnings Per Share (2)             $        .34    $       .37    (8.1%)
Average Diluted Shares Outstanding              142,556        141,028     1.1%

Telephone Revenues (3)                     $    276,926    $   259,308     6.8%
Wireless Revenues                          $    100,311    $    92,876     8.0%
Other Operations Revenues                  $     35,626    $    25,933    37.4%
-------------------------------------------------------------------------------

Telephone Access Lines                        1,282,237      1,230,929     4.2%
Wireless Units in Majority-Owned Markets        727,507        618,294    17.7%
-------------------------------------------------------------------------------

(1) Earnings from recurring operations before interest, taxes, depreciation and amortization

(2) Excludes after-tax gain on asset sales of $5.2 million, or $.04 per share, and nonrecurring charges of $3.8 million, or $.03 per share, in first quarter 2000, and after-tax gain on asset sales of $6.7 million, or $.05 per share, in first quarter 1999

(3) Internet revenues of $4.5 million in first quarter 2000 and $3.2 million in first quarter 1999 were reclassified from Telephone Revenues to Other Operations Revenues


"CenturyTel's first quarter earnings were influenced by higher expenses related to several key wireline and wireless growth initiatives," Glen F. Post, III, President and Chief Executive Officer, said. "In our wireline operations, we incurred $6.0 million in expenses preparing to integrate the pending GTE acquisitions. Aggressive wireless sales and marketing campaigns led to expense increases of $8.0 million while resulting in strong wireless unit growth of more than 30,600 net customer additions during the quarter."


     Net income from recurring operations for the quarter declined 8.2% to $48.0 million from $52.3 million in first quarter 1999. Diluted earnings per share from recurring operations decreased 8.1% to $.34 from $.37. Consolidated revenues from recurring operations rose 9.2% to $412.9 million from $378.1 million. EBITDA from recurring operations decreased to $202.6 million from $207.2 million resulting in an EBITDA margin of 49.1% for the quarter.

     These results exclude the 1999 contribution to revenues of $35.5 million and associated expenses from the sale of non-strategic assets in Alaska and South Texas. Also excluded are one-time charges of $5.3 million, which relate to write-offs taken by another carrier operating markets in which CenturyTel has a minority ownership interest.

"Many of the factors affecting this quarter's performance stem from short-term expense issues related to pending acquisitions or other growth initiatives. We believe that our financial results will improve over the second half of the year as we execute our growth strategies," Post said.

     Telephone revenues from recurring operations grew 6.8% to $276.9 million during the quarter, compared with $259.3 million in first quarter 1999. Telephone operating income from recurring operations decreased 1.2%, to $84.5 million from $85.5 million, and EBITDA from recurring operations rose 1.4% to $151.9 million from $149.8 million a year ago. CenturyTel's first quarter telephone EBITDA margin was 54.8% while the operating income margin was 30.5% from recurring operations. In our wireline operations we incurred $6.0 million in expenses related to the pending GTE acquisitions including overhead retained subsequent to the disposition of CenturyTel's Alaska operations.

o The pending GTE acquisitions are projected to close at the end of second quarter and early third quarter 2000 subject to regulatory approvals.

o CenturyTel will experience additional expenses in the second quarter related to the pending GTE acquisitions. Once these acquisitions are finalized, they are expected to generate more than $340 million in revenues during the first full year of operation.

     Wireless revenues from recurring operations grew 8.0% to $100.3 million in first quarter 2000, compared with $92.9 million in first quarter 1999. Wireless operating income from recurring operations was $20.1 million compared to $27.8 million, a 27.9% decrease, and EBITDA from recurring operations decreased 17.5% to $36.3 million compared to $44.1 million a year ago. The rollout of new pricing plans coupled with higher customer growth increased sales and marketing expenses by $8.0 million, which reduced operating income and cash flow for the quarter. CenturyTel's first quarter wireless EBITDA margin from recurring operations was 36.2% (37.6% based on service revenues), and operating income margin was 20.0% (20.8% based on service revenues). Average monthly cellular service revenue per user (ARPU) was $45 during first quarter 2000, an 11.8% decrease from $51 a year ago.

o CenturyTel added more than 30,600 wireless customers during the first quarter, a 105% increase from a year ago. CenturyTel achieved its best first quarter for net additions in company history.

o CenturyTel achieved an average monthly postpaid churn rate of 2.0% for the quarter.

o During the quarter, CenturyTel divested its last remaining cellular RSA in Alaska reducing wireless subscribers by 10,600.

     Other operations revenues from recurring operations grew 37.4% to $35.6 million during first quarter 2000, compared with $25.9 million in first quarter 1999. CenturyTel's long distance business generated $7.8 million of the increase in other operations revenues. CenturyTel now serves more than 319,000 long distance customers and in excess of 75,000 Internet subscribers.

o CenturyTel added more than 15,300 long distance customers during the quarter.

o    During the quarter, CenturyTel added more than 6,900 Internet subscribers.

     In addition to historical information, this release includes certain forward-looking statements that are subject to uncertainties that could cause the Company's actual results to differ materially from such statements. Such uncertainties include but are not limited to: the effects of ongoing deregulation in the telecommunications industry; the effects of greater than anticipated competition in the Company's markets; possible changes in the demand for the Company's products and services; the Company's ability to successfully introduce new offerings on a timely and cost-effective basis; our ability to timely consummate our pending acquisitions and effectively manage our growth, including financing costs, integrating newly acquired properties into our operations, hiring adequate numbers of qualified staff and successfully upgrading our billing and other information systems; the risks inherent in rapid technological change; and the effects of more general factors such as changes in overall market or economic conditions or in legislation, regulation or public policy. These and other uncertainties related to the Company's business are described in greater detail in the Company's Annual Report on Form 10-K for the year ended December 31, 1999.

     CenturyTel, Inc. provides integrated communications services including local exchange, wireless, long distance, Internet access and security monitoring services to more than two million customers in 20 states. The company, headquartered in Monroe, Louisiana, is publicly traded on the New York Stock Exchange under the symbol CTL. CenturyTel is the seventh largest local exchange telephone company, based on access lines, and the ninth largest cellular company, based on population equivalents owned, in the United States. Visit CenturyTel's corporate website at [www.centurytel.com]


                                CenturyTel, Inc.
                        CONSOLIDATED STATEMENTS OF INCOME
                   THREE MONTHS ENDED MARCH 31, 2000 AND 1999
                                   (UNAUDITED)


                                                                      INCREASE
                                              2000         1999      (DECREASE)
-------------------------------------------------------------------------------
                                             In thousands, except
                                              per share amounts

                  TELEPHONE OPERATIONS
Operating revenues
   Local service                        $    88,065       90,657         (2.9%)
   Network access                           162,253      167,155         (2.9%)
   Other                                     26,608       30,461        (12.6%)
----------------------------------------------------------------
                                            276,926      288,273         (3.9%)
----------------------------------------------------------------

Operating expenses
   Plant operations                          62,776       63,937         (1.8%)
   Customer operations                       22,761       21,357          6.6%
   Corporate and other                       39,532       36,879          7.2%
   Depreciation and amortization             67,360       71,427         (5.7%)
----------------------------------------------------------------
                                            192,429      193,600         (0.6%)
----------------------------------------------------------------
Telephone operating income                   84,497       94,673        (10.7%)
----------------------------------------------------------------

                  WIRELESS OPERATIONS
Operating revenues
   Service revenues                          96,623       96,061          0.6%
   Equipment sales                            3,781        2,501         51.2%
----------------------------------------------------------------
                                            100,404       98,562          1.9%
----------------------------------------------------------------

Operating expenses
   Cost of equipment sold                     8,180        4,385         86.5%
   System operations                         15,653       13,636         14.8%
   General, administrative and
    customer service                         18,206       19,329         (5.8%)
   Sales and marketing                       22,125       14,120         56.7%
   Depreciation and amortization             16,349       17,439         (6.3%)
----------------------------------------------------------------
                                             80,513       68,909         16.8%
----------------------------------------------------------------
Wireless operating income                    19,891       29,653        (32.9%)
----------------------------------------------------------------

                    OTHER OPERATIONS
Operating revenues                           35,626       27,421         29.9%
----------------------------------------------------------------

Operating expenses
   Cost of sales and other                   27,490       20,009         37.4%
   Depreciation and amortization              1,102        1,115         (1.2%)
----------------------------------------------------------------
                                             28,592       21,124         35.4%
----------------------------------------------------------------
Other operating income                        7,034        6,297         11.7%
----------------------------------------------------------------

TOTAL OPERATING INCOME                      111,422      130,623        (14.7%)

OTHER INCOME (EXPENSE)
   Interest expense                         (36,042)     (42,241)       (14.7%)
   Gain on sales of assets                    9,910       10,358         (4.3%)
   Income from unconsolidated
    cellular entities                        (1,459)       6,845       (121.3%)
   Minority interest                         (2,292)      (3,310)       (30.8%)
   Other income and expense                   4,229        2,180         94.0%
   Income tax expense                       (36,484)     (43,350)       (15.8%)
----------------------------------------------------------------

NET INCOME                              $    49,284       61,105        (19.3%)
================================================================

EARNINGS PER SHARE
   Basic (1)                            $      0.35         0.44        (20.5%)
   Diluted (2)                          $      0.35         0.43        (18.6%)

SHARES OUTSTANDING
   Basic                                    140,565      138,086          1.8%
   Diluted                                  142,556      141,028          1.1%

DIVIDENDS PER COMMON SHARE              $    0.0475       0.0450          5.6%

(1) Excluding the effect of asset divestitures and nonrecurring gains and losses, basic earnings per share were $.34 and $.38 for 2000 and 1999, respectively
(2) Excluding the effect of asset divestitures and nonrecurring gains and losses, diluted earnings per share were $.34 and $.37 for 2000 and 1999, respectively

------------------------

                               CenturyTel, Inc.
                        CONSOLIDATED STATEMENTS OF INCOME
                   THREE MONTHS ENDED MARCH 31, 2000 AND 1999
                                   (UNAUDITED)



Excludes the effect of asset divestitures
   and nonrecurring gains and losses                                   INCREASE
                                            2000           1999       (DECREASE)
-------------------------------------------------------------------------------
                                           In thousands, except
                                            per share amounts

                 TELEPHONE OPERATIONS
Operating revenues
   Local service                       $   88,065          80,947         8.8%
   Network access                         162,253         152,238         6.6%
   Other                                   26,608          26,123         1.9%
-----------------------------------------------------------------
                                          276,926         259,308         6.8%
-----------------------------------------------------------------

Operating expenses
   Plant operations                        62,776          55,793        12.5%
   Customer operations                     22,761          18,914        20.3%
   Corporate and other                     39,532          34,828        13.5%
   Depreciation and amortization           67,360          64,286         4.8%
-----------------------------------------------------------------
                                          192,429         173,821        10.7%
-----------------------------------------------------------------
Telephone operating income                 84,497          85,487        (1.2%)
-----------------------------------------------------------------

                  WIRELESS OPERATIONS
Operating revenues
   Service revenues                        96,612          90,543         6.7%
   Equipment sales                          3,699           2,333        58.6%
-----------------------------------------------------------------
                                          100,311          92,876         8.0%
-----------------------------------------------------------------

Operating expenses
   Cost of equipment sold                   8,103           4,190        93.4%
   System operations                       15,553          12,518        24.2%
   General, administrative and
     customer service                      18,206          18,398        (1.0%)
   Sales and marketing                     22,116          13,715        61.3%
   Depreciation and amortization           16,265          16,229         0.2%
-----------------------------------------------------------------
                                           80,243          65,050        23.4%
-----------------------------------------------------------------

Wireless operating income                  20,068          27,826       (27.9%)
-----------------------------------------------------------------

                   OTHER OPERATIONS
Operating revenues                         35,626          25,933        37.4%
-----------------------------------------------------------------

Operating expenses
   Cost of sales and other                 26,986          18,636        44.8%
   Depreciation and amortization            1,102           1,030         7.0%
-----------------------------------------------------------------
                                           28,088          19,666        42.8%
-----------------------------------------------------------------
Other operating income                      7,538           6,267        20.3%
-----------------------------------------------------------------

TOTAL OPERATING INCOME                    112,103         119,580        (6.3%)

OTHER INCOME (EXPENSE)
   Interest expense                       (36,017)        (36,479)       (1.3%)
   Income from unconsolidated
    cellular entities                       3,871           6,845       (43.4%)
   Minority interest                       (2,292)         (2,760)      (17.0%)
   Other income and expense                 4,227           1,966       115.0%
   Income tax expense                     (33,878)        (36,845)       (8.1%)
-----------------------------------------------------------------

NET INCOME                             $   48,014          52,307        (8.2%)
=================================================================

EARNINGS PER SHARE
   Basic                               $     0.34            0.38       (10.5%)
   Diluted                             $     0.34            0.37        (8.1%)

SHARES OUTSTANDING
   Basic                                  140,565         138,086         1.8%
   Diluted                                142,556         141,028         1.1%

DIVIDENDS PER COMMON SHARE             $   0.0475          0.0450         5.6%

------------------------------


                                CenturyTel, Inc.
                           CONSOLIDATED BALANCE SHEETS
                      MARCH 31, 2000 AND DECEMBER 31, 1999
                                   (UNAUDITED)

                                                    March 31,       December 31,
                                                      2000             1999
-------------------------------------------------------------------------------
                                                          (in thousands)
                                     ASSETS


CURRENT ASSETS
   Cash and cash equivalents                   $     62,629            56,640
   Other current assets                             244,273           229,433
-------------------------------------------------------------------------------
     Total current assets                           306,902           286,073
-------------------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT
   Telephone                                      3,465,611         3,439,469
   Wireless                                         468,630           472,725
   Other                                            305,367           281,713
   Accumulated depreciation                      (2,007,218)       (1,937,449)
-------------------------------------------------------------------------------
      Net property, plant and equipment           2,232,390         2,256,458
-------------------------------------------------------------------------------

INVESTMENTS AND OTHER ASSETS
   Excess cost of net assets acquired             1,632,171         1,644,884
   Other                                            557,721           517,992
-------------------------------------------------------------------------------
     Total investments and other assets           2,189,892         2,162,876
-------------------------------------------------------------------------------
TOTAL ASSETS                                   $  4,729,184         4,705,407
===============================================================================


                             LIABILITIES AND EQUITY

CURRENT LIABILITIES
   Current maturities of long-term debt        $     62,311            62,098
   Other current liabilities                        303,757           247,079
-------------------------------------------------------------------------------
     Total current liabilities                      366,068           309,177

LONG-TERM DEBT                                    1,998,430         2,078,311
DEFERRED CREDITS AND OTHER LIABILITIES              475,321           469,927
STOCKHOLDERS' EQUITY                              1,889,365         1,847,992
-------------------------------------------------------------------------------

TOTAL LIABILITIES AND EQUITY                   $  4,729,184         4,705,407
===============================================================================


                               CAPITAL EXPENDITURES
                 THREE MONTHS ENDED MARCH 31, 2000 AND 1999

                                                                           INC
                                                  2000          1999      (DEC)
------------------------------------------------------------------------------
                                                    (in thousands)

Telephone                                      $ 29,309        38,304    (23.5%)
Wireless                                          3,679         8,563    (57.0%)
Corporate and other                              25,177        16,134     56.0%
---------------------------------------------------------------------

  Total capital expenditures                   $ 58,165        63,001     (7.7%)
=====================================================================




                                    SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          CenturyTel, Inc.

                                   By:  /s/ Neil A. Sweasy
                                       -------------------------
                                       Neil A. Sweasy
                                       Vice President and Controller